ADAMS
DIVERSIFIED EQUITY
FUND

FIRST QUARTER REPORT
MARCH 31, 2018
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Letter to Shareholders

Dear Fellow Shareholders,
The market volatility that was missing for most of 2017 resurfaced in the first quarter of 2018. In fact, in the first quarter, the market had a daily move of more than +/- 2.0% ten times, compared to zero in all of 2017. Uncertainty surrounding rising interest rates, the threat of higher inflation, and the potential impact of protectionist trade policies contributed to the volatility. The S&P 500 declined 0.8% for the first three months of 2018, its first quarterly decline since 2015. Against this backdrop, the Fund declined 1.0% for the three months ended March 31, 2018.
Strong GDP growth and better-than-expected earnings results drove the market higher throughout much of January. The $1.5 trillion tax-cut package led many companies to increase earnings guidance, raise dividends, declare share buybacks, and announce one-time employee bonuses, adding to the market's optimism. Market volatility returned in February as investors became concerned about the stock market's high valuation as well as the unintended consequences of the tax cuts — higher interest rates and inflation. This led to the first S&P 500 correction (a decline of more than 10%) in two years. In March, the Trump administration announced plans to implement trade tariffs on steel and aluminum imports and, later in the month, proposed tariffs specifically targeting China. The two actions led to worries of a global trade war and a deceleration in global growth.
Throughout the quarter, investors became concerned that rising inflation would lead the Fed to raise rates more than the three quarter-point hikes expected for 2018. Although the Fed did not raise interest rates at its January meeting, new Fed Chair Jerome Powell raised rates a quarter of a point in March. The more hawkish tone by the Fed fueled additional uncertainty in the market.
Within the Fund, the Technology sector was the best performing sector over the past three months, increasing 4.4%. Our holdings in Adobe Systems and salesforce.com were particularly strong. Both companies are benefiting from continued growth in cloud computing. Credit card processing companies, Visa and Mastercard, also contributed to our positive returns. These high-quality companies are benefiting from the ongoing growth and evolution of electronic payments. Facebook dominated the headlines at the end of the quarter due to concerns around privacy, how social media companies manage user data, and the possibility of increased regulation. While we continue to like Facebook over the long-term, given the increased uncertainty, we trimmed our position in the stock. During the quarter, we initiated a position in Accenture, an information technology services company. The company has invested heavily over the past few years to expand its digital, cloud, and security consulting services and is well positioned to continue to generate impressive top- and bottom-line growth.
Although Utilities are a small component of our portfolio, good stock picking within the sector led to a positive 0.8% return for the Fund compared to a 3.3% decline in utility stocks in the S&P 500. During the quarter, we initiated a position in Exelon, the largest regulated electric and natural gas utility in the U.S. The company has a large power generation footprint and generates significant free cash flow. With its acquisition of Pepco now behind it, we see Exelon as well positioned to generate strong results.

Letter to Shareholders (continued)

The Financials sector was a positive contributor to the Fund’s relative performance during the quarter. Our regional bank holdings, SunTrust and Signature Bank, performed well. SunTrust’s favorable business mix, leverage to short-term interest rates and expense-saving initiatives, should lead to higher returns over time. Both banks should benefit from a rollback of some provisions of the Dodd-Frank Act that imposed strict oversight of small- and mid-sized lenders. The Fund also benefited from our underweight position in REITs, which typically are less attractive in a rising-rate environment.
The Health Care sector posted disappointing results. Health Care stocks were negatively impacted by the news that Amazon, J.P. Morgan, and Berkshire Hathaway were entering the market to reduce healthcare costs for their employees. While the magnitude of the potential disruption is unknown, we expect the managed care segment, in particular, to be impacted. We slightly reduced our exposure to this area of the market by exiting our positions in managed care companies Aetna and Cigna. We increased our exposure to UnitedHealth Group, a diversified healthcare leader, providing an integrated approach to healthcare. We like the company's strategy to help coordinate patient care, improve affordability of medical care, manage pharmacy benefits, and work with care providers to create a simpler consumer experience. We continue to see opportunities in Biotechnology and initiated a position in Biogen. The company has a very attractive business addressing neurological, autoimmune, and hematologic disorders. In addition, it has an Alzheimer’s drug in late stage trials that, if successful, could be transformative for the company.
Within Consumer Staples, we repositioned our Food & Beverage holdings by adding Monster Beverage and Constellation Brands to the portfolio. Monster Beverage is a leader in the fast-growing energy beverage category and has significant room to expand internationally. A recent pullback in its share price provided an attractive entry opportunity. Constellation Brands is a leading alcoholic beverages company with a portfolio of well-known brands. The company is well positioned to generate strong results driven by its fast-growing import and craft beer categories and continued margin expansion.
For the three months ended March 31, 2018, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was -1.0%. This compares to a -0.8% total return for the S&P 500 and a -1.0% total return for the Lipper Large-Cap Core Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was -1.3%.
For the twelve months ended March 31, 2018, the Fund’s total return on NAV was 16.0%. Comparable figures for the S&P 500 and Lipper Large-Cap Core Funds Average were 14.0% and 13.0%, respectively. The Fund’s total return on market price was 17.6%.
During the quarter, the Fund paid distributions to shareholders in the amount of  $5.1 million, or $.05 per share, consisting of  $.03 net investment income and $.01 long-term capital gain, realized in 2017, and $.01 net investment income realized in 2018, all taxable in 2018. On April 19, 2018, an additional net investment income distribution of $.05 per share was declared for payment on June 1, 2018. These constitute the first two payments toward our annual 6% minimum distribution rate commitment. Additionally, the Fund repurchased 95,194 shares of its Common Stock during the past three months. The shares were repurchased at an average price of  $15.03 and a weighted average discount to NAV of 16.7%.

Letter to Shareholders (continued)

As a result of the Fund’s mandatory retirement policy for directors, Phyllis O. Bonanno retired from our Board of Directors effective April 19, 2018. We thank her for her leadership and many contributions over her 15 years of service. An expert in U.S. public policy, Ms. Bonanno also added an international viewpoint to the Board. We wish her well in retirement.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer & President
April 19, 2018

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2018	2017
At March 31:
Net asset value per share	$17.32	$16.34
Market price per share	$14.78	$13.75
Shares outstanding	101,626,893	99,192,253
Total net assets	$1,760,299,528	$1,620,471,621
Unrealized appreciation on investments	$562,521,727	$472,659,127

For the three months ended March 31:
Net investment income	$4,901,721	$4,818,037
Net realized gain (loss)	$67,244,383	$52,934,235
Cost of shares repurchased	$1,430,337	$3,211,774
Shares repurchased	95,194	237,861
Total return (based on market price)	-1.3%	8.6%
Total return (based on net asset value)	-1.0%	7.8%

Key ratios:
Expenses to average net assets*	0.62%	0.62%
Net investment income to average net assets*	1.10%	1.24%
Portfolio turnover*	76.3%	57.0%
Net cash & short-term investments to net assets	1.3%	0.8%
*
Annualized

Ten Largest Equity Portfolio Holdings

March 31, 2018
(unaudited)
	Market Value	Percent of Net Assets
Microsoft Corporation	$76,374,736	4.3%
Apple Inc.	66,507,992	3.8
Alphabet Inc. Class A & Class C	61,037,830	3.5
Amazon.com, Inc.	61,946,152	3.5
Bank of America Corporation	41,134,284	2.3
Adams Natural Resources Fund, Inc.*	39,886,758	2.3
Berkshire Hathaway Inc. Class B	38,399,900	2.2
Visa Inc. Class A	37,201,820	2.1
Home Depot, Inc.	36,129,248	2.1
UnitedHealth Group Incorporated	34,753,600	2.0
	$493,372,320	28.1%

*
Non-controlled affiliated closed-end fund

Schedule of Investments

March 31, 2018
(unaudited)
	Shares	Value (a)
Common Stocks — 98.6%
Consumer Discretionary — 12.7%
Advance Auto Parts, Inc.	166,500	$19,738,575
Amazon.com, Inc. (b)	42,800	61,946,152
Carnival Corporation	138,500	9,082,830
Comcast Corporation Class A	843,200	28,812,144
Consumer Discretionary Select Sector SPDR Fund	56,000	5,672,240
Dollar General Corporation	193,937	18,142,806
Home Depot, Inc.	202,700	36,129,248
Lowe's Companies, Inc.	201,100	17,646,525
Magna International Inc.	252,000	14,200,200
Netflix, Inc. (b)	16,100	4,755,135
Walt Disney Company	68,800	6,910,272
		223,036,127
Consumer Staples — 7.5%
Coca-Cola Company	161,800	7,026,974
Constellation Brands, Inc. Class A	60,600	13,811,952
Costco Wholesale Corporation	77,900	14,678,697
CVS Health Corporation	174,800	10,874,308
Monster Beverage Corporation (b)	157,100	8,987,691
PepsiCo, Inc.	134,400	14,669,760
Philip Morris International Inc.	295,300	29,352,820
Procter & Gamble Company	131,850	10,453,068
Walmart Inc.	257,300	22,891,981
		132,747,251
Energy — 6.1%
Adams Natural Resources Fund, Inc. (c)	2,186,774	39,886,758
Andeavor	68,000	6,838,080
Concho Resources Inc. (b)	72,900	10,959,057
Exxon Mobil Corporation	308,300	23,002,263
Halliburton Company	354,400	16,635,536
Pioneer Natural Resources Company	57,800	9,928,884
		107,250,578

Schedule of Investments (continued)

March 31, 2018
(unaudited)
	Shares	Value (a)
Financials — 15.1%
American Express Company	102,000	$9,514,560
Bank of America Corporation	1,371,600	41,134,284
Berkshire Hathaway Inc. Class B (b)	192,500	38,399,900
BlackRock, Inc.	41,400	22,427,208
Chubb Limited	78,800	10,777,476
Goldman Sachs Group, Inc.	82,400	20,753,264
Intercontinental Exchange, Inc.	379,900	27,550,348
JPMorgan Chase & Co.	292,400	32,155,228
Signature Bank (b)	128,900	18,297,355
SunTrust Banks, Inc.	378,100	25,725,924
Wells Fargo & Company	358,500	18,788,985
		265,524,532
Health Care — 13.3%
AbbVie, Inc.	265,700	25,148,505
Alexion Pharmaceuticals, Inc. (b)	107,200	11,948,512
Becton, Dickinson and Company	97,800	21,193,260
Biogen Inc. (b)	67,000	18,345,940
Edwards Lifesciences Corporation (b)	151,100	21,081,472
Johnson & Johnson	132,900	17,031,135
Laboratory Corporation of America Holdings (b)	107,700	17,420,475
Pfizer Inc.	702,940	24,947,341
Thermo Fisher Scientific Inc.	145,400	30,019,284
UnitedHealth Group Incorporated	162,400	34,753,600
Waters Corporation (b)	62,200	12,356,030
		234,245,554
Industrials — 10.3%
Boeing Company	101,200	33,181,456
Cintas Corporation	86,500	14,755,170
Cummins Inc.	136,100	22,060,449
Delta Air Lines, Inc.	282,200	15,467,382
Emerson Electric Co.	257,800	17,607,740
General Electric Company	246,500	3,322,820
Honeywell International Inc.	193,000	27,890,430
Parker-Hannifin Corporation	103,400	17,684,502
Union Pacific Corporation	219,500	29,507,385
		181,477,334

Schedule of Investments (continued)

March 31, 2018
(unaudited)
	Shares	Value (a)
Information Technology — 24.8%
Accenture plc Class A	133,500	$20,492,250
Adobe Systems Incorporated (b)	117,200	25,324,576
Alphabet Inc. Class A (b)	30,900	32,047,626
Alphabet Inc. Class C (b)	28,097	28,990,204
Apple Inc.	396,400	66,507,992
Broadcom Limited	93,100	21,939,015
Cisco Systems, Inc.	271,900	11,661,791
Cognizant Technology Solutions Corporation Class A	74,800	6,021,400
DXC Technology Co.	143,000	14,375,790
Facebook, Inc. Class A (b)	188,700	30,152,373
Lam Research Corporation	66,700	13,550,772
Mastercard Incorporated Class A	147,700	25,871,132
Microsoft Corporation	836,800	76,374,736
Oracle Corporation	122,200	5,590,650
salesforce.com, inc. (b)	181,200	21,073,560
Visa Inc. Class A	311,000	37,201,820
		437,175,687
Materials — 1.7%
DowDuPont Inc.	206,600	13,162,486
Freeport-McMoRan, Inc.	414,700	7,286,279
LyondellBasell Industries N.V.	93,700	9,902,216
		30,350,981
Real Estate — 3.4%
American Tower Corporation	85,900	12,484,706
Prologis, Inc.	351,600	22,147,284
Public Storage	86,100	17,253,579
SBA Communications Corporation Class A (b)	46,800	7,999,056
		59,884,625
Telecommunication Services — 1.0%
AT&T Inc.	262,200	9,347,430
Verizon Communications Inc.	171,600	8,205,912
		17,553,342
Utilities — 2.7%
CenterPoint Energy, Inc.	401,000	10,987,400
Exelon Corporation	299,300	11,675,693
NextEra Energy, Inc.	99,000	16,169,670
Public Service Enterprise Group Incorporated	173,900	8,736,736
		47,569,499

Schedule of Investments (continued)

March 31, 2018
(unaudited)
	Shares	Value (a)
Total Common Stocks
(Cost $1,177,760,579)		$1,736,815,510
Other Investments — 0.1%
Financials — 0.1%
Adams Funds Advisers, LLC (b)(d)
(Cost $150,000)		1,060,000
Short-Term Investments — 1.1%
Money Market Funds — 1.1%
Fidelity Investments Money Market Funds - Prime Money Market Portfolio (Institutional Class), 1.74% (e)	8,994,917	8,996,716
Northern Institutional Treasury Portfolio, 1.53% (e)	10,134,945	10,134,945
Total Short-Term Investments
(Cost $19,133,460)		19,131,661
Total — 99.8%
(Cost $1,197,044,039)		1,757,007,171
Other Assets Less Liabilities — 0.2%		3,292,357
Net Assets — 100.0%		$1,760,299,528

Schedule of Investments (continued)

March 31, 2018
(unaudited)
Total Return Swap Agreements — 0.1%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Illinois Tool Works Inc. (82,400 shares)	2/21/2019	$14,059,755	$—	$(1,142,021)
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Industrial Select Sector SPDR Fund (177,300 shares)	2/21/2019	(14,116,892)	918,499	—

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Intel Corporation (333,700 shares)	2/27/2019	15,308,988	2,112,495	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Technology Select Sector SPDR Fund (222,000 shares)	2/27/2019	(15,263,543)	720,684	—

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	CBS Corporation Class B (254,400 shares)	3/11/2019	13,675,730	—	(596,692)
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.55%.	Short	Morgan Stanley Consumer Discretionary Select Sector Equal-Weighted Custom Basket (136,600 units)	3/11/2019	(13,554,477)	545,630	—
Gross unrealized gain (loss) on open total return swap agreements					$4,297,308	$(1,738,713)
Net unrealized gain on open total return swap agreements (f)					$2,558,595

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
Counterparty for all open swap agreements is Morgan Stanley. At period-end, $2,260,000 in cash collateral was held by the Fund.

More information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Diversified Equity Fund, Inc.

Board of Directors
Enrique R. Arzac (2), (4)	Frederic A. Escherich (1), (2), (3)	Kathleen T. McGahran (1), (5)
Phyllis O. Bonanno (3), (4), (6)	Roger W. Gale (1), (2), (4)	Craig R. Smith (2), (3)
Kenneth J. Dale (1), (3), (4)	Lauriann C. Kloppenburg (2)	Mark E. Stoeckle (1)
(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

(6)
Retired effective April 19, 2018

Officers
Mark E. Stoeckle	Chief Executive Officer and President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel, Secretary and Chief Compliance Officer
Steven R. Crain, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: contact@adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(877) 260-8188
Website: www.astfinancial.com
Email: info@astfinancial.com